                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) FEBRUARY 21, 2006


                       HAIGHTS CROSS COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                 333-109381                       13-4087398
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          (Commission File Number)       (IRS Employer Identification No.)
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
      10 NEW KING STREET, SUITE 102
         WHITE PLAINS, NEW YORK                              10604
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 (Address of Principal Executive Offices)                  (Zip Code)
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                                 (914) 289-9400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                      -2-

ITEM  5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

      On February 21, 2006 Haights Cross Communications, Inc. (the "Company") announced that Eugene Davis was elected to the Company's Board of Directors. Mr.
Davis is the Chairman and Chief Executive Officer of Pirinate Consulting Group,
L.L.C., a privately-held consulting firm that specializes in strategic planning advisory services for public and private business entities.

      On January 31, 2006 the Company received notice from holders of its Series
B Senior Preferred Stock (the "Series B Preferred Stock") purporting to exercise the right of the Series B Preferred Stock to elect a director. The terms of the Series B Preferred Stock provide that, if after December 10, 2004 the Company fails to pay four consecutive quarterly dividends for any reason, the holders of the Series B Preferred Stock shall be entitled to elect one director to serve on the Company's Board of Directors. As previously disclosed, the Company has elected not to pay cash dividends on the Series B Preferred Stock as the Company is restricted from making such payments pursuant to the terms of its 12 1/2% senior discount notes. On February 21, 2006, based on evidence supplementally provided to the Company by and behalf of the holders of the Series B Preferred
Stock making such election, the Company determined that an election was validly made by written consent, effective January 20, 2006, in accordance with the Company's certificate of incorporation and by-laws.

      Whenever all arrears in cash dividends on the Series B Preferred Stock shall have been paid and cash dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, the right of the holders of the Series B Preferred Stock to elect a director shall cease and Mr. Davis' term of office shall terminate. Unless his term in office shall have previously terminated, Mr. Davis shall serve as a director until the next annual meeting of stockholders, or special meeting held in lieu thereof, and until his successor is elected and qualified or until his earlier resignation or removal.

ITEM 8.01. OTHER EVENTS.

      On February 21, 2006, the Company issued a press release announcing that Eugene Davis was elected to the Company's Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibit is furnished as part of this report, where indicated:

      (c) Exhibits.

EXHIBIT NO.       DESCRIPTION
99.1              Press Release dated February 21, 2006 announcing the election of Eugene Davis as Director


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                                      -3-

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  HAIGHTS CROSS COMMUNICATIONS, INC.


Date:  February 21, 2006

                                  By: /s/ Paul J. Crecca
                                     ----------------------------
                                     Name:    Paul J. Crecca
                                     Title:   Executive Vice President and Chief
                                              Financial Officer

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                                      -4-



                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
99.1              Press Release dated February 21, 2006 announcing the election of Eugene Davis as Director